UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2013

BONDS.COM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51076	38-3649127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Broadway, 31st Floor New York, New York 10036
(Address of principal executive offices) (Zip Code)

(212) 257-4062
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 17, 2013, Bonds.com Group, Inc. (“we,” or the “Company”) held its 2013 Annual Meeting of Stockholders. The proposals voted upon at the 2013 Annual Meeting were (1) the election of Edwin L. Knetzger, III, Michel Daher, Thomas Thees, George O’Krepkie, Henri J. Chaoul, Ph.D., Mark Daher, Michael Gooch, Patricia Kemp, Michael Trica and H. Eugene Lockhart as directors of the Company to serve until the 2014 Annual Meeting of Stockholders, (2) the approval, on an advisory basis, of the compensation of our named executive officers, (3) the approval, on an advisory basis, of whether the preferred frequency of an advisory vote on the compensation of our named executive officers should be every year, every two years, or every three years, and (4) the adjournment, postponement or continuation of the meeting if necessary to permit further solicitation of proxies if there were insufficient votes to approve the foregoing proposals. All ten nominees for director were elected and the remaining proposals approved by the requisite votes of the Company’s stockholders. Each of the foregoing proposals are described in more detail in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 17, 2013. The final voting results below for each proposal reflect the holders of our Common Stock, Series C Convertible Preferred Stock, Series E Convertible Preferred Stock and Series E-2 Convertible Preferred Stock, voting together as a single class.

The final voting results for the election of directors were as follows:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Edwin L. Knetzger, III	1,219,857	85	0	0
Thomas Thees	1,219,857	85	0	0
Michel Daher	1,219,857	85	0	0
George O’Krepkie	1,219,857	85	0	0
Henri J. Chaoul, Ph.D.	1,219,857	85	0	0
Michael Gooch	1,219,857	85	0	0
Mark Daher	1,219,857	85	0	0
Patricia Kemp	1,219,857	85	0	0
H. Eugene Lockhart	1,219,857	85	0	0
Michael Trica	1,219,857	85	0	0

The final voting results for the approval, on an advisory basis, of the compensation of our named executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,180,679	85	39,178	0

The final voting results for the approval, on an advisory basis, of whether the preferred frequency of an advisory vote on the compensation of our named executive officers should be every year, every two years or every three years were as follows:

Every Year	Every Two Years	Every Three Years	Abstain
53,104	0	1,166,694	0

The final voting results for the adjournment, postponement or continuation of the meeting if necessary to permit further solicitation of proxies if there were insufficient votes to approve the foregoing proposals were as follows (though no such adjournment, postponement or continuation was necessary or took place):

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,219,604	338	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2013
BONDS.COM GROUP, INC.

	By:	/s/ John Ryan
	Name:	John Ryan
	Title:	Chief Financial Officer